FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): January 25, 2000


                        Oregon Trail Financial Corp.
                        ----------------------------
           (Exact name of registrant as specified in its charter)

     Oregon                         0-22953                91-1829481
---------------------------        ----------           ----------------
State or other jurisdiction        Commission           (I.R.S. Employer
 of incorporation                  File Number          Identification No.)


2055 First Street, Baker City, Oregon                         97814
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)


     Registrant's telephone number (including area code):  (541) 523-6327

                               Not Applicable
                               --------------
        (Former name or former address, if changed since last report)

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Item 5.  Other Events
---------------------

     On January 25, 2000, the Registrant announced that Jerry F. Aldape resigned as President and Chief Executive Officer of the Registrant and its wholly-owned subsidiary, Pioneer Bank, A Federal Savings Bank ("Pioneer Bank"), effective January 24, 2000 to pursue other business interests. Mr. Aldape also resigned as a director of the Registrant (he was not a director of Pioneer Bank). The Registrant also announced that Zane F. Lockwood, Executive Vice President of the Registrant and Pioneer Bank, was appointed to succeed Mr. Aldape as President and Chief Executive Officer of the Registrant and Pioneer Bank.

      For further information, reference is made to the Registrant's press release dated January 25, 2000, which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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      Exhibit
      -------

        99      Press Release dated January 25, 2000

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                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      OREGON TRAIL FINANCIAL CORP.


                                          /s/Zane F. Lockwood
DATE: February 8, 2000                By: --------------------------------
                                          Zane F. Lockwood
                                          President and Chief Executive
                                            Officer

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                                 Exhibit 99

                   Press Release Dated January 25, 2000

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                           **FOR IMMEDIATE RELEASE**
                           =========================


Contact:
Zane F. Lockwood, Acting President/CEO
Nadine J. Johnson, Senior Vice President
(541) 523-6327


                          OREGON TRAIL FINANCIAL CORP.
                NAMES NEW PRESIDENT AND CHIEF EXECUTIVE OFFICER

(Baker City, Oregon; January 25, 2000). Stephen R. Whittemore, Chairman of the Board of Oregon Trail Financial Corp. (Nasdaq NMS "OTFC") and its wholly owned subsidiary, Pioneer Bank, A Federal Savings Bank, announced that Jerry
F. Aldape has resigned as President and Chief Executive Officer of the Company and Pioneer Bank effective January 24, 2000 to pursue other business interests. Mr. Aldape also resigned as a director of the Company. He was not a director of Pioneer Bank. Mr. Whittemore stated, "We want to thank Jerry for his six years of service at Pioneer Bank and Oregon Trail Financial Corp, and all of us wish him well in his future endeavors."

Zane F. Lockwood, Executive Vice President of the Company and Pioneer Bank, will be leading the Company and Pioneer Bank during the interim while an executive search is conducted. Mr. Lockwood has served as Pioneer Bank's Executive Vice President since March 1999 and Senior Vice President from March 1998 to March 1999. Prior to that time, he served as Senior Commercial Lender after joining Pioneer Bank in October 1997. Mr. Lockwood was employed by U.S. Bank for over 24 years in various capacities before joining Pioneer Bank.

Commenting on the Board of Directors decision to name Mr. Lockwood as interim President and Chief Executive Officer, Mr. Whittemore stated, "As a key member of senior management, Zane [Lockwood] is thoroughly familiar with the operations of the Company and Pioneer Bank and the Board views his interim appointment as a continuation of the established operating philosophies, goals and strategies of the Company and Pioneer Bank which include the continued implementation of our business plan as an independent community bank."

The Company is the holding company for Pioneer Bank, which converted from the mutual to stock form of organization effective October 3, 1997. As of September 30, 1999, the Company had consolidated total assets of $354.1 million and stockholders' equity of $56.6 million.

This press release contains certain "forward-looking statements". The Company desires to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and is including this statement for the express purpose of availing itself of the protection of such safe harbor with respect to all of such forward-looking statements. The Company's ability to predict results or the effect of future plans or strategies is inherently uncertain. Factors that could affect actual results include interest rate trends, the general economic climate in the Company's market area and the country as a whole, loan delinquency rates, and changes in federal and state regulation. These factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements.
                                  * * * *

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